UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2025

DICK’S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

On September 8, 2025, DICK’S Sporting Goods, Inc., a Delaware corporation (“DICK’S Sporting Goods” or the “Company”), filed a Current Report on Form 8-K (the “Closing 8-K”) in connection with the consummation of the previously announced merger contemplated by that certain Agreement and Plan of Merger, dated as of May 15, 2025 (the “Merger Agreement”), by and among DICK’S Sporting Goods, Foot Locker, Inc., a New York corporation (“Foot Locker”), and RJS Sub LLC, a New York limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub merged with and into Foot Locker (the “Merger”), with Foot Locker surviving as a wholly owned subsidiary of DICK’S Sporting Goods.

This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to amend the Closing 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. Except as provided herein, all other information in the Closing 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Foot Locker and its subsidiaries as of February 1, 2025 and February 3, 2024, the related consolidated statements of operations, comprehensive (loss) income, changes in shareholders’ equity, and cash flows for each of the years in the three-year period ended February 1, 2025, and the related notes, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited financial statements of Foot Locker and its subsidiaries as of and for the twenty-six weeks ended August 2, 2025 and August 3, 2024, and the related notes, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of August 2, 2025 and the unaudited pro forma condensed combined statement of operations for the twenty-six weeks ended August 2, 2025 and the year ended February 1, 2025, and the related notes, in each case after giving effect to the Merger, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, independent registered public accounting firm, relating to Foot Locker, Inc.’s financial statements.
99.1
Audited consolidated balance sheets of Foot Locker, Inc. and its subsidiaries as of February 1, 2025 and February 3, 2024, the related consolidated statements of operations, comprehensive (loss) income, changes in shareholders’ equity, and cash flows for each of the years in the three-year period ended February 1, 2025, and the related notes (incorporated by reference herein to Part II, Item 8 of Foot Locker, Inc.’s Annual Report on Form 10-K, initially filed on March 27, 2025 (File No. 001-10299)).

99.2
Unaudited financial statements of Foot Locker, Inc. and its subsidiaries as of and for the twenty-six weeks ended August 2, 2025 and August 3, 2024, and the related notes (incorporated by reference herein to Part I, Item 1 of Foot Locker, Inc.’s Quarterly Report on Form 10-Q, initially filed on September 2, 2025 (File No. 001-10299)).

99.3
Unaudited pro forma condensed combined balance sheet as of August 2, 2025 and the unaudited pro forma condensed combined statement of operations for the twenty-six weeks ended August 2, 2025 and the year ended February 1, 2025, and the related notes (incorporated by reference herein to Exhibit 99.1 to DICK’S Sporting Goods, Inc.’s Current Report on Form 8-K, initially filed on September 5, 2025).

104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: September 18, 2025	By:	/s/ Navdeep Gupta
	Name:	Navdeep Gupta
	Title:	Executive Vice President, Chief Financial Officer